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                                                                    EXHIBIT 99.1

                                 August 14, 2002

Via EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.

Re:

Royal BodyCare, Inc. - Quarterly Report on Form 10-Q



For the Quarterly Period ending June 30, 2002


Ladies and Gentlemen:

      Transmitted herewith are written statements pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the above-captioned periodic report.


                                                 Very truly yours,
                                                 Royal BodyCare, Inc.

                                                 By: /s/ Steven E. Brown
                                                    ----------------------------
                                                    Steven E. Brown
                                                    Vice President-Finance and
                                                    Chief Financial Officer